AMENDMENT NO. 6 TO SERVICE AGREEMENT

                                     BETWEEN

                            INTEGRAMED AMERICA, INC.

                                       AND

REPRODUCTIVE SCIENCE CENTER OF THE SAN FRANCISCO BAY AREA, a Medical Corporation


         THIS AMENDMENT NO. 6 TO MANAGEMENT AGREEMENT ("Amendment No. 6"), dated December ___, 2003 by and between IntegraMed America, Inc., a Delaware corporation, with its principal place of business at One Manhattanville Road, Purchase, New York 10577 ("IntegraMed") and Reproductive Science Center of the San Francisco Bay Area, a California medical corporation, with its principal place of business at 3160 Crow Canyon Road, Suite 150, San Ramon, California 94583 ("RSC").

                                    RECITALS:

         WHEREAS, IntegraMed and RSC are parties to a Service Agreement dated January 7, 1997, as amended (the "Agreement");and

         WHEREAS, IntegraMed and RSC wish to amend further the Agreement, in pertinent part to clarify certain financial and other terms and conditions;

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, and as contained in the Agreement, IntegraMed and RSC agree as follows:

                  1.

1. Sections 6.1.3 is hereby deleted in their entirety and the following substituted therefor:

                  "6.1.3 effective January 1, 2004, during each year of this Agreement, an Additional Service Fee, paid monthly but reconciled quarterly, in accordance with the following table:

                  Applicable Year           Additional Service Fee

                  2004                               16% of PDE
                  2005                               12% of PDE
                  2006 and thereafter                10% of PDE

         Notwithstanding anything in this Section 6.1.3 to the contrary, beginning January 1, 2006, the minimum annual Additional Service Fee paid to IntegraMed under this Agreement shall not be less than $322,000.00 per year but in no event shall exceed 20% of PDE, and the maximum annual Additional Service Fee paid to IntegraMed shall not exceed $644,000.00."


2. All other provisions of the Agreement, as amended, not in conflict with this Amendment No. 6 remain in full force and effect.

         IN WITNESS WHEREOF, the parties have signed this Amendment No. 6 as the date first written above.

INTEGRAMED AMERICA, INC.


By: /s/Gerardo Canet
    --------------------------
    Gerardo Canet, President

REPRODUCTIVE SCIENCE CENTER OF THE SAN FRANCISCO BAY AREA,
A MEDICAL CORPORATION


By: /s/Arnold Jacobson, M.D.
    ------------------------------
    Arnold Jacobson, M.D., President